EXHIBIT 10.33

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of December __, 2018, is made by and among EPAM SYSTEMS, INC. (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (hereinafter referred to in such capacity as the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower and Guarantors are parties to that certain $300,000,000 Credit Agreement, dated as of May 24, 2017, by and among the Borrower, the Guarantors, the Lenders party thereto and the Agent (as amended, restated or otherwise modified in accordance with its terms, the “Credit Agreement”);

WHEREAS, the Borrower has requested certain amendments and modifications to the terms of the Credit Agreement, as more fully set forth herein; and

WHEREAS, the Agent and Lenders party hereto are willing to so amend the Credit Agreement, on the terms and conditions hereinafter provided.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.Definitions. Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment. Amendments to Credit Agreement. The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
“Financial Service Product shall mean agreements or other arrangements under which any financial institution provides any of the following products or services to any Person: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, and (f) treasury and/or cash management services, including controlled disbursement services, clearinghouse transactions, returned items, overdrafts and depository network services.”
“Other Lender Provided Financial Service Product shall mean any Financial Service Product provided by a Cash Management Bank.”
2.2 The definition of “Indebtedness” in Section 1.1 of the Credit Agreement is hereby amended to incorporate the following sentence at the end thereof:
“For the sake of clarity, Indebtedness does not include Financial Service Products.”
2.3 The definition of “Issuing Lender” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Issuing Lender shall mean PNC or Citibank, N.A., each in its individual capacity as issuer of Letters of Credit hereunder, and any other Lender that Borrower, Administrative Agent and such other Lender may agree may from time to time issue Letters of Credit hereunder.
2.4 Clause (iv)(c) of Section 7.2.1 [Indebtedness] of the Credit Agreement is hereby deleted in its entirety and replaced with reference to “[reserved].”
2.5 Clause (v) of Section 7.2.1 [Indebtedness] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(v) Guarantees of Indebtedness permitted by Section 7.2.3 [Guaranties];”
2.6 Section 7.2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“7.2.3    Guarantees. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for the following:
(i)     Guarantees with respect to Indebtedness of a Loan Party or Subsidiary of a Loan Party, which Indebtedness is not restricted under any clause of Section 7.2.1 [Indebtedness] (without reference to clause (v) thereof), and Guarantees with respect to obligations (other than Indebtedness) of a Loan Party or Subsidiary of a Loan Party, provided that
(a)     Guarantees by the Parent Company or its domestic Subsidiaries of Indebtedness and other obligations (other than obligations under Other Lender Provided Financial Service Products) of Foreign Subsidiaries shall not exceed in the aggregate at any time outstanding $20,000,000, and
(b)     Guarantees by the Parent Company or its domestic Subsidiaries of obligations in respect of Other Lender Provided Financial Service Products of Foreign Subsidiaries shall not exceed in the aggregate at any time outstanding $75,000,000;
(ii)     Guarantees in the ordinary course of business owed to landlords for the payment of rent under real property leases and of obligations of suppliers, customers, franchisees and licensees of the Loan Parties and their Subsidiaries, and
(iii)     Guarantees in favor of the Administrative Agent.”
2.7 Clause (ix)(c) of Section 7.2.4 [Loans and Investments] of the Credit Agreement is hereby deleted in its entirety and replaced with reference to “[reserved].”
2.8 Clause (c) of Section 9.6 [Resignation of Administrative Agent] is hereby retitled to “Resignation of Administrative Agent or Issuing Lender” and amended and restated in its entirety to read as follows:
“After the retiring or removed Administrative Agent’s resignation or removal or the retirement of the Issuing Bank hereunder and under the other Loan Documents, as applicable, the provisions of this Article and Section 10.3 [Expense; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents, and the retiring Issuing Bank and their Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent or the Issuing Bank was acting as Issuing Bank.”
3. Conditions of Effectiveness.     The effectiveness of the amendments to the Credit Agreement set forth in Section 2 of this Amendment are expressly conditioned upon satisfaction of the following conditions precedent:
(a) Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of each Loan Party and (ii) signature pages to this Amendment, executed and delivered by Lenders constituting the Required Lenders; and
(b) Both before and after giving effect to this Amendment, the representations and warranties of the Borrower and the other Loan Parties contained in Section 5 of the Credit Agreement and in each of the other Loan Documents shall be true and accurate in all material respects (except that those representations and warranties already referencing materiality shall be true and accurate) as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties shall have performed and complied with all covenants and conditions hereof, and no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist.
4. Miscellaneous.
(a) Force and Effect; Reaffirmation. Any reference to the Credit Agreement in any Loan Document or any other document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby, and this Amendment shall be considered a Loan Document. The Credit Agreement (as amended hereby) and each of the other Loan Documents are hereby ratified and confirmed and are in full force and effect, and the Borrower and Guarantors hereby reaffirm all of their obligations under the Credit Agreement (as amended hereby) and other Loan Documents to which they are party.

(b) Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.
(c) Governing Law. This Amendment shall, pursuant to New York General Obligations Law Section 5-1401, for all purposes be governed by and construed and enforced in accordance with the laws of the State of New York.
(d) Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(e) Payment of Fees and Expenses. The Loan Parties unconditionally agree to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, and all other documents or instruments to be delivered in connection herewith.

[Signatures begin on following page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

EPAM SYSTEMS, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

GUARANTORS:
VESTED DEVELOPMENT, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

EPAM SYSTEMS, LLC

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

NAVIGATION ARTS, LLC

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

NAVIGATIONARTS, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

ALLIANCE GLOBAL SERVICES, LLC

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

ALLIANCE GLOBAL SERVICES, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

ALLIANCE CONSULTING GLOBAL HOLDINGS, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent
By:____________________________________________
Name:__________________________________________
Title:___________________________________________

CITIBANK, N.A., as a Lender
By:____________________________________________
Name:__________________________________________
Title:___________________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:____________________________________________
Name:__________________________________________
Title:___________________________________________

FIFTH THIRD BANK, as a Lender
By:____________________________________________
Name:__________________________________________
Title:___________________________________________

SANTANDER BANK, N.A., as a Lender
By:____________________________________________
Name:__________________________________________
Title:___________________________________________